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                                                                           [CSS]


               SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


         This SECOND AMENDMENT (this "Amendment"), dated as of July 29, 2003, is among CSS FUNDING LLC, a Delaware limited liability company, as seller (the "Seller"), CSS INDUSTRIES, INC., a Delaware corporation ("CSS"), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), MARKET STREET FUNDING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as administrator (in such capacity, together with its successors and assigns in such capacity, the "Administrator").

                                    RECITALS


         1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Agreement").

         2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendments to the Agreement.

                  (a) Article V of the Agreement is hereby amended by inserting the following Section 5.15 therein:

                           Section 5.15. Call Option. The Seller shall have the
                  right to repurchase the Purchased Interest from the Issuer on any Settlement Date on the terms hereinafter set forth in this
                  Section 5.15. The Seller shall give the Administrator at least ten Business Days' prior written notice of such repurchase and upon payment of the repurchase price for the Purchased Interest, as hereinafter provided, the Issuer shall be deemed to have reconveyed the Purchased Interest to the Seller without recourse, representation or warranty except for a representation from the Issuer that the Purchased Interest assigned is (or concurrently with the Administrator's receipt of such repurchase price shall become) free of any Adverse Claim created by the Issuer. The Seller shall pay such repurchase price for the Purchased Interest in immediately available funds to the Administrator (for the benefit of the Issuer or the Administrator, as the case may be) in an amount equal to the sum of (i) the aggregate of the Discount accrued for each Portion of Capital for the Issuer accrued to and



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                  including the repurchase date, (ii) the Capital for the
                  Issuer, (iii) the amounts payable pursuant to Sections 1.5,
                  1.7 and 1.8, or Article III (of which the Seller has notice) related to the Purchased Interest accrued to and including the repurchase date, (iv) all other obligations that are then due and payable and (v) if CSS is not the Servicer, the Servicing Fee allocated to the Purchased Interest that has accrued to and including the repurchase date.

                  (b) The definition of "Default Ratio" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

                           "Default Ratio" means the ratio (expressed as a
                  percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the sum of the Berwick Default Amount, plus the Cleo Default Amount, plus the Paper Magic Default Amount, plus the Lion Default Amount by (b) the sum of the Berwick Default Factor, plus the Cleo Default Factor, plus the Paper Magic Default Factor, plus the Lion Default Factor.

                  (c) The definition of "Defaulted Receivables" set forth in
         Exhibit I to the Agreement is hereby amended by inserting the sentence "The Outstanding Balance of any Defaulted Receivable shall be determined without regard to any credit memos or credit balances." to the end thereof.

                  (d) The definition of "Delinquent Receivables" set forth in
         Exhibit I to the Agreement is hereby amended by inserting the sentence "The Outstanding Balance of any Delinquent Receivable shall be determined without regard to any credit memos or credit balances." to the end thereof.

                  (e) The definition of "Eligible Receivable" set forth in
         Exhibit I to the Agreement is hereby amended by adding the following clause therein:

                                    (q) for which the addition of the Originator
                           thereof to the transaction pursuant to Section 4.3 of the Purchase and Sale Agreement (if applicable), has not resulted in the continued failure to enact any amendments or modifications of any Transaction Document or related opinion for more than 10 Business Days after initially required by Moody's or Standard and Poor's with respect to the addition of such Originator.

                  (f) Clause (y) of the definition of "Loss Reserve Percentage" set forth in Exhibit I to the Agreement is hereby amended by inserting the phrase "or, in the case of Lion, 0%" immediately following the phrase "Berwick, 80%" therein.

                  (g) The definition of "Specifically Reserved Dilution Amount" set forth in Exhibit I to the Agreement is hereby amended by inserting the phrase "plus the Lion Specifically Reserved Dilution Amount" to the end thereof.

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                  (h) Exhibit I to the Agreement is hereby amended by adding the following definitions as alphabetically appropriate:

                           "Lion" means Lion Ribbon Company, Inc., a Delaware
                  corporation.

                           "Lion Current Day Sales Outstanding" means, for any
                  calendar month, an amount computed as of the last day of such calendar month equal to: (a) the arithmetic average of the Outstanding Balances of all Pool Receivables originated by Lion that were not past their respective due dates as of the last day of the most recent three calendar months divided by
                  (b)(i) the average of the aggregate credit sales made by Lion during most recent three calendar months divided by (ii) 90.

                           "Lion Default Amount" means an amount computed as of
                  the last day of each calendar month equal to: (a) the aggregate Outstanding Balance of all Pool Receivables, the Originator of which is Lion, that became Defaulted Receivables during such month minus (b) the portion of such Defaulted receivables which represent the Reserved Dispute Amount.

                           "Lion Default Factor" means the sum of (a) for any
                  calendar month, the Lion Sales 30 Day Terms during the calendar month that is four calendar months prior to such month plus (b) for any calendar month, an amount equal to the product of (i) Lion Sales Other during the calendar month that is five calendar months prior to such month, and (ii) Lion Dynamic Terms Factor plus (c) for the month of March, the aggregate credit sales made by Lion during the months of June through November times 2% (or such other factors as reasonably determined by the Administrator and CSS, as may be representative of the percentage of Obligors of Lion with original invoice payment dates of December 1st or such other date after December 1st), plus (d) for the month of September, the aggregate credit sales made by Lion during the month of March times 1% (or such other factors as reasonably determined by the Administrator and CSS, as may be representative of the percentage of Obligors of Lion with original invoice payment terms greater than 60 days but less than or equal to 90 days).

                           "Lion Delinquency Ratio" means the ratio (expressed
                  as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables, the Originator of which is Lion, that were Delinquent Receivables on such day by (b) the aggregate Outstanding Balance of all Pool Receivables, the Originator of which is Lion, on such day.

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                           "Lion Dynamic Terms Factor" means for any calendar
                  month, the portion of aggregate monthly credit sales made by Lion that are deemed to represent sales terms greater than 30 days and less than or equal to 60 days as determined using the formula and factors set forth opposite such month in Schedule V (or such other factor(s) as reasonably determined by the Administrator and CSS, as may be representative of the portion of Obligors of Lion with original invoice payment terms greater than 30 days but less than or equal to 60 days).

                           "Lion Sales 30 Day Terms" means, for any calendar
                  month, the aggregate credit sales made by Lion during such calendar month that have a maturity which is less than or equal to 30 days after the original invoice date of such Receivable.

                           "Lion Sales Other" means, for any calendar month, an
                  amount equal to: (a) the aggregate credit sales made by Lion during such month minus (b) Lion Sales 30 Day Terms for such calendar month.

                           "Lion Specifically Reserved Dilution Amount" means,
                  for any calendar month, the sum of the reported reserves for Obligor programs and returns and allowances on the books and records of Lion at the end of such month.

                  (i) Clause (g) of Exhibit V to the Agreement is hereby amended and restated in its entirety as follows:

                           (g)(i) the (A) Default Ratio shall exceed 7.25% or
                  (B) for any of the months of September, October, November and December the Delinquency Ratio shall exceed 4.8% or (C) for any of the months of January, February, March, April, May, June, July and August the Lion Delinquency Ratio shall exceed 15% or (ii) the arithmetic average for the three most recent consecutive calendar months of: (A) the Default Ratios shall exceed 4.65%, or (B) the Dilution Ratios shall exceed 5.0% or
                  (iii) the arithmetic average Delinquency Ratios over the months of September, October, November and December shall exceed 4.8% or (iv) the Lion Current Days Sales Outstanding shall exceed 60 days.

                  (j) Schedule II of the Agreement is hereby replaced in its entirety with Schedule II hereto.

                  (k) The attached Schedule V is hereby inserted in the Agreement in its entirety.

         SECTION 2. Conditions to Effectiveness.

         This Amendment shall become effective as of the date hereof subject to
(i) the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other

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date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

                  (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

                  (b) such other documents and instruments as the Administrator may reasonably request.

         SECTION 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

         SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.



                           [SIGNATURE PAGES TO FOLLOW]










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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                      CSS FUNDING LLC


                                      By: _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________



                                      CSS INDUSTRIES, INC.


                                      By: _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________




                                      S-1          Second Amendment to RPA (CSS)

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                                      BERWICK OFFRAY LLC
                                      (f/k/a Berwick Industries LLC),
                                      as a Subservicer


                                      By: _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________



                                      CLEO INC,
                                      as a Subservicer


                                      By: _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________



                                      LION RIBBON COMPANY, INC.,
                                      as a Subservicer


                                      By: _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________



                                      THE PAPER MAGIC GROUP, INC.,
                                      as a Subservicer


                                      By: _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                      S-2          Second Amendment to RPA (CSS)

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                                      MARKET STREET FUNDING CORPORATION


                                      By: _____________________________________
                                          Name: _______________________________
                                          Title: ______________________________





                                      S-3          Second Amendment to RPA (CSS)

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                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as Administrator


                                      By: _____________________________________
                                          Name:________________________________
                                          Title:_______________________________




                                      S-4          Second Amendment to RPA (CSS)

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                                   SCHEDULE II
                      LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

         Lock-Box Bank               Lock-Box                  Account
         -------------               --------                  -------

         First Union National Bank




         AmSouthBank

         Union Planters Bank, N.A.


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                                   SCHEDULE V
                          LION DYNAMIC TERMS PERCENTAGE

- --------------------------------------------------------------------------------
DEFAULT DATE      LION DYNAMIC TERMS FACTOR *
- --------------------------------------------------------------------------------
January           0.26 plus [0.70 minus (Lion Sales 30 Day Terms in August
                  divided by Lion aggregate credit sales in August)]
- --------------------------------------------------------------------------------
February          0.44 plus [0.54 minus (Lion Sales 30 Day Terms in September divided by Lion aggregate credit sales in September)]
- --------------------------------------------------------------------------------
March             0.39 plus [0.61 minus (Lion Sales 30 Day Terms in October
                  divided by Lion aggregate credit sales in October)]
- --------------------------------------------------------------------------------
April             0.47 plus [0.53 minus (Lion Sales 30 Day Terms in November divided by Lion aggregate credit sales in November)]
- --------------------------------------------------------------------------------
May               0.45 plus [0.55 minus (Lion Sales 30 Day Terms in December divided by Lion aggregate credit sales in December)]
- --------------------------------------------------------------------------------
June              0.46 plus [0.54 minus (Lion Sales 30 Day Terms in January
                  divided by Lion aggregate credit sales in January)]
- --------------------------------------------------------------------------------
July              0.59 plus [0.41 minus (Lion Sales 30 Day Terms in February divided by Lion aggregate credit sales in February)]
- --------------------------------------------------------------------------------
August            0.46 plus [0.53 minus (Lion Sales 30 Day Terms in March
                  divided by Lion aggregate credit sales in March)]
- --------------------------------------------------------------------------------
September         0.55 plus [0.45 minus (Lion Sales 30 Day Terms in April
                  divided by Lion aggregate credit sales in April)]
- --------------------------------------------------------------------------------
October           0.43 plus [0.57 minus (Lion Sales 30 Day Terms in May
                  divided by Lion aggregate credit sales in May)]
- --------------------------------------------------------------------------------
November          0.54 plus [0.43 minus (Lion Sales 30 Day Terms in June
                  divided by Lion aggregate credit sales in June)]
- --------------------------------------------------------------------------------
December          0.51 plus [0.46 minus (Lion Sales 30 Day Terms in July
                  divided by Lion aggregate credit sales in July)]
- --------------------------------------------------------------------------------

         *Lion Dynamic Terms Factor represents the portion of Lion credit sales that have credit terms of 60 days and is calculated based on (a) the historical/original 60 day sale terms factor plus (b) (i) the historical/original 30 day sale terms factor less (ii) actual 30 day sale terms factor.